EXHIBIT 23






                          FIRSTENERGY CORP.

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into FirstEnergy Corp.'s previously filed Registration Statements, File No. 333-48587 and No. 333-48651.







                            ARTHUR ANDERSEN LLP


Cleveland, Ohio
March 30, 1998